UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 6, 2008

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SURFECT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

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Delaware	00-53422	88-0513176
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1800 West Broadway Road, Tempe, Arizona, 85282

(Address of Principal Executive Office) (Zip Code)

(480) 968-2897

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2008, Anthony J. LaSpina resigned as the Chief Financial Officer of Surfect Holdings, Inc. (the “Company”).  Mr. LaSpina served as an independent contractor on behalf of a nationally known staffing company.  Because of issues unrelated to the Company’s business or financial condition, the staffing company replaced him with another independent contractor, Mr. Tom D. Benscoter.  Mr. Benscoter began providing services for the Company on November 7, 2008, prior to obtaining approval of the Company’s board of directors (the “Board”) to act as Chief Financial Officer.  As of the date of this Report, the Board has not granted the approval.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SURFECT HOLDINGS, INC.

By:	/s/ STEVEN ANDERSON
Steven Anderson Chief Executive Officer

Date:  November 12, 2008